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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                  JUNE 20, 2006

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                           JAVO BEVERAGE COMPANY, INC.
             (Exact name of registrant as specified in its charter)

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          DELAWARE                     000-26897                 48-1264292
(State or other jurisdiction    (Commission File Number)      I.R.S. Employer
      of incorporation)                                    Identification Number

                               -------------------

                      1311 SPECIALTY DRIVE, VISTA, CA    92081
               (Address of principal executive office) (Zip Code)

                             (760) 560-5286 EXT. 102
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                                INTRODUCTORY NOTE

Javo Beverage Company, Inc. (the "Company") is filing this Amendment No. 1 on Form 8-K/A to amend its Current Report on Form 8-K filed on June 7, 2006.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

The Company has made an offer to the holders of the Company's outstanding Promissory Notes (the "Notes") to exchange those Notes for shares of a newly designated and previously unissued series of Preferred Stock, par value $0.001 per share, entitled "Series B Preferred Stock."

To date, the Notes plus accrued interest surrendered by holders in this exchange offer have aggregated $16,575,163, $12,817,500 of original principal amount and $3,757,663 of accrued interest (calculated to June 30, 2006). The Company is issuing 1,657,516 shares of Series B Preferred Stock in exchange for these surrendered Notes, including accrued interest. The Series B Preferred Stock is non-voting and is not convertible to common stock.

The Company is relying upon the Section 3(a)(9) exemption from registration under the Securities Act of 1933, as amended. There will be no commission paid to any person to solicit exchanges, and the holders of promissory notes will not be required to pay anything for Series B Preferred Stock other than the surrender of the notes themselves, including accrued interest.

THE SHARES OF SERIES B PREFERRED STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. THEY MAY NOT BE DISTRIBUTED OR RESOLD WITHOUT REGISTRATION OR AN APPROPRIATE EXEMPTION.

THIS IS NOT AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY SERIES B PREFERRED STOCK. THE SERIES B PREFERRED STOCK IS ONLY BEING OFFERED PRIVATELY TO HOLDERS OF OUTSTANDING NOTES OF THE COMPANY PURSUANT TO AN OFFER TO EXCHANGE THAT INCLUDES IMPORTANT INFORMATION CONCERNING THE SERIES B PREFERRED STOCK. EACH HOLDER OF OUTSTANDING NOTES SHOULD READ THAT INFORMATION IN ITS ENTIRETY.


ITEM 3.03  MATERIAL MODIFICATION OF RIGHTS OF SECURITY HOLDERS

The Series B Preferred Stock is senior to the common stock as to dividends and liquidation, and therefore, additional legal restrictions on making distributions on the Common Stock will apply for so long as any shares of Series B Preferred stock are issued remain outstanding. Under applicable California law, cash dividends on common stock are prohibited unless the Company were to have retained earnings in an amount greater than the sum of the proposed distribution to holders of Common Stock plus the amount of accrued and unpaid dividends on the outstanding Series B Preferred Stock. The Series B Preferred Stock accrues dividends at the rate of 10% per year on an amount of $10.00 per share. Applicable Delaware law restricts the payment of dividends on Common Stock if and for so long as the capital of the Company is less than the amount of the aggregate par value of all the Series B Preferred Stock outstanding.


ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
           CHANGE OF FISCAL YEAR

The Company filed a Certificate of Designation of Series B Preferred Stock as of July 12, 2006. A copy of the Certificate of Designation was filed as Exhibit 3.4 and is incorporated herein by this reference.


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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

  EX. NO.                               DESCRIPTION
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   3.2         Certificate of Incorporation (Containing Designation of Rights,
               Preferences and Privileges of Series A Junior Participating Preferred Stock) (1)
   3.4         Certificate of Designation of Series B Preferred Stock (2)

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(1) Incorporated by reference to the like-numbered exhibit to the Company's
Current Report on Form 8-K filed on August 19, 2002.
(2) Incorporated by reference to the like-numbered exhibit to the Company's Current Report on Form 8-K filed on June 7, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 JAVO BEVERAGE COMPANY, INC.
                                                 (Registrant)

                                                 Date   July 20, 2006

                                                 /s/ William Marshall
                                                 -------------------------------
                                                 (Signature)

                                                 William Marshall,
                                                 General Counsel and Secretary
                                                 -------------------------------
                                                 (Name and Title)


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                                  EXHIBIT INDEX


  EX. NO.                               DESCRIPTION
----------     ---------------------------------------------------------------
   3.2         Certificate of Incorporation (Containing Designation of Rights,
               Preferences and Privileges of Series A Junior Participating
               Preferred Stock) (1)
   3.4         Certificate of Designation of Series B Preferred Stock (2)

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(1) Incorporated by reference to the like-numbered exhibit to the Company's
Current Report on Form 8-K filed on August 19, 2002.
(2) Incorporated by reference to the like-numbered exhibit to the Company's Current Report on Form 8-K filed on June 7, 2006.


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